FORFEITURE AGREEMENT
This Forfeiture Agreement (this "Agreement") is entered into effective as of August 24, 2026 (the "Effective Date"), by and between Innventure, Inc., a Delaware corporation (the "Company"), and [_______________] (the "Undersigned"). The Company and the Undersigned are sometimes referred to herein individually as a "Party" and collectively as the "Parties."
RECITALS
WHEREAS, the Company is a party to the Business Combination Agreement, dated as of October 24, 2023, by and among the Company (formerly known as Learn SPAC Holdco, Inc.), Learn CW Investment Corporation, a Cayman Islands exempted company with limited liability, LCW Merger Sub, Inc., a Delaware corporation, Innventure Merger Sub, LLC, a Delaware limited liability company, and Innventure LLC, a Delaware limited liability company (the "Business Combination Agreement");
WHEREAS, pursuant to Section 3.02(f) of the Business Combination Agreement, Company Members (as defined in the Business Combination Agreement) have the right to receive additional shares of the Company’s common stock, par value $0.0001 per share ("Common Stock"), upon the achievement of certain milestones;
WHEREAS, the Business Combination Agreement provides that, if Accelsius LLC ("Accelsius") enters into binding contracts providing for revenue to the Company and its affiliates within seven years following the closing of the business combination in excess of $15.0 million in revenue, a specified milestone will have been achieved (“Milestone One”);
WHEREAS, the Business Combination Agreement provides that a specified number of shares of Common Stock (the "First Earnout Shares") shall be payable upon the achievement of Milestone One;
WHEREAS, in January 2026, Accelsius entered into a binding purchase order with DarkNX Ltd. ("DarkNX") that provides for revenue in excess of $15.0 million (the "DarkNX Agreement") and which states that it “shall constitute the formal purchase order and a binding agreement between the parties, having the same force and effect as a Purchase Order issued by DarkNX”;
WHEREAS, a committee of independent directors of the Board of Directors of the Company (the “Independent Committee”) acting reasonably and in good faith, determined on April 2, 2026, that Milestone One had been achieved based on execution of the DarkNX Agreement and authorized the issuance of the First Earnout Shares;
WHEREAS, the Undersigned received the number of shares of Common Stock set forth under the Undersigned’s name on the signature page hereto (the "Subject Shares") as Undersigned’s portion of the First Earnout Shares pursuant to Section 3.02(f) of the Business Combination Agreement;
WHEREAS, the DarkNX Agreement referenced a specific deployment site and DarkNX has since informed Accelsius that such site is no longer available and that DarkNX is working to develop alternative deployment sites;

WHEREAS, Accelsius has removed the DarkNX project from its 2026 forecast, pending identification of an alternative deployment location and satisfaction of other conditions precedent under the DarkNX Agreement;
WHEREAS, the Independent Committee’s determination that Milestone One was achieved was made in accordance with the requirements of Section 3.02(f) of the Business Combination Agreement and constitutes a final and binding determination for all purposes thereunder, and the issuance of the First Earnout Shares was required by, and made in compliance with, the terms of the Business Combination Agreement;
WHEREAS, at the request of the Board of Directors of the Company (the “Board”), the Undersigned is entering into this Agreement voluntarily and not pursuant to any obligation under the Business Combination Agreement, any other agreement or any Company policy;
WHEREAS, the Board decided and the Undersigned agreed, in the exercise of the Undersigned’s own judgment, that entry into this Agreement is in the best interest of the Company and its stockholders; and
WHEREAS, the Undersigned agrees to forfeit the Subject Shares.
NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
ARTICLE I
FORFEITURE OBLIGATION
Section 1.01. Forfeiture of Subject Shares. The Undersigned agrees to forfeit the Subject Shares for no consideration and agrees to take all actions necessary to cause the Subject Shares to be forfeited for no consideration and, following such forfeiture, the Undersigned shall have no further rights with respect to the Subject Shares. The Undersigned hereby irrevocably authorizes and directs the Company and its transfer agent to effectuate such forfeiture on the books and records of the Company without further action by the Undersigned.
ARTICLE II
REPRESENTATIONS AND WARRANTIES
Section 2.01. Representations and Warranties of the Undersigned. The Undersigned hereby represents and warrants to the Company as of the date of this Agreement and the date of forfeiture of the Subject Shares, if applicable, as follows:
(a) Authority. The Undersigned has full legal capacity and authority to execute and deliver this Agreement and to perform the Undersigned's obligations hereunder. This Agreement has been duly executed and delivered by the Undersigned and constitutes a legal, valid, and binding obligation of the Undersigned, enforceable against the Undersigned in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, and similar laws affecting creditors' rights generally and by general equitable principles.

(b) No Conflicts. The execution, delivery, and performance by the Undersigned of this Agreement does not and will not (i) violate, conflict with, or result in a breach of any provision of any agreement, contract, instrument, or obligation to which the Undersigned is a party or by which the Undersigned or any of the Undersigned's assets are bound, or (ii) violate any law, regulation, order, judgment, or decree applicable to the Undersigned.
(c) Understanding of Forfeiture. The Undersigned understands and acknowledges that the Subject Shares shall be forfeited pursuant to the terms set forth in this Agreement and that such forfeiture will result in the permanent loss of such shares.
(d) Ownership. The Undersigned is the record and beneficial owner of the Subject Shares, free and clear of any liens, pledges, security interests, claims, options, or other encumbrances (other than restrictions arising under applicable securities laws and this Agreement). The Undersigned has not entered into any agreement, arrangement, or understanding with respect to the disposition of any Subject Shares, other than this Agreement.
Section 2.02. Representations and Warranties of the Company. The Company hereby represents and warrants to the Undersigned that:
(a) The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware.
(b) The Company has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder.
(c) This Agreement has been duly authorized by all necessary corporate action on the part of the Company, has been duly executed and delivered by the Company, and constitutes a legal, valid, and binding obligation of the Company, enforceable against the Company in accordance with its terms.
ARTICLE III
COVENANTS
Section 3.01. Cooperation. The Undersigned shall cooperate with the Company and its transfer agent in connection with the implementation of this Agreement, including by promptly executing and delivering such additional documents and instruments as may be reasonably requested by the Company to effectuate the forfeiture of the Subject Shares.
ARTICLE IV
ENFORCEMENT AND REMEDIES
Section 4.01. Specific Performance. The Undersigned acknowledges and agrees that a breach or threatened breach of this Agreement would cause irreparable harm to the Company and its stockholders for which monetary damages would be an inadequate remedy. Accordingly, in the event of any breach or threatened breach of this Agreement by the Undersigned, the Company shall be entitled, in addition to all other rights and remedies available at law or in equity, to seek specific performance, injunctive relief, or other equitable remedies to enforce the provisions of this Agreement, without the necessity of proving actual damages or posting any bond or other security.

Section 4.02. Attorneys' Fees. In any action, suit, or proceeding arising out of or relating to this Agreement or the enforcement of any provision of this Agreement, the prevailing Party shall be entitled to recover its reasonable and documented attorneys' fees and costs incurred in connection therewith from the non-prevailing Party.
Section 4.03. Cumulative Remedies. The rights and remedies of the Parties under this Agreement are cumulative and in addition to, and not in substitution for, any other rights and remedies available at law, in equity, or otherwise.
ARTICLE V
MILESTONE DETERMINATION; VOLUNTARY AGREEMENT

Section 5.01. Milestone Determination Final. The Parties acknowledge and agree that (i) the Independent Committee’s determination that Milestone One was achieved was duly made in accordance with the Business Combination Agreement and is final, conclusive, and binding for all purposes, (ii) the issuance of the First Earnout Shares to the Company Members (including the Undersigned) was required by, and made in full compliance with, the terms of the Business Combination Agreement, and (iii) the Undersigned’s Subject Shares are validly issued, fully paid, and non-assessable, subject to the forfeiture provisions set forth herein. This Agreement shall not be construed as an admission by the Company or the Undersigned that the criteria underlying Milestone One have not been satisfied or that the DarkNX Agreement is invalid or unenforceable.
Section 5.02. Voluntary Execution. The Undersigned acknowledges that the Undersigned is entering into this Agreement voluntarily and of the Undersigned’s own free will. The Undersigned has had the opportunity to consult with independent legal counsel of the Undersigned’s choosing prior to executing this Agreement.
ARTICLE VI
GENERAL PROVISIONS
Section 6.01. Governing Law. This Agreement and all matters arising out of or relating to this Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the conflict of laws principles thereof that would result in the application of the laws of any other jurisdiction.
Section 6.02. Jurisdiction; Venue. Each Party irrevocably submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware (or, if the Court of Chancery of the State of Delaware lacks subject matter jurisdiction, any state court located in the State of Delaware or, if no state court located in the State of Delaware has subject matter jurisdiction, the federal district court for the District of Delaware) in connection with any action, suit, or proceeding arising out of or relating to this Agreement. Each Party irrevocably waives any objection to the laying of venue of any such action, suit, or proceeding in any such court and any claim that any such action, suit, or proceeding brought in any such court has been brought in an inconvenient forum.
Section 6.03. Waiver of Jury Trial. EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY

APPLICABLE LAW, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, SUIT, OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
Section 6.04. Entire Agreement. This Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations, and discussions, whether oral or written, relating to such subject matter. No provision of this Agreement is intended to confer any rights or remedies upon any person other than the Parties and their respective successors and permitted assigns.
Section 6.05. Amendments and Waivers. No amendment, modification, or waiver of any provision of this Agreement shall be effective unless set forth in a written instrument signed by both Parties. No waiver by either Party of any breach of this Agreement shall operate as a waiver of any other or subsequent breach. No failure or delay by either Party in exercising any right, power, or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power, or privilege.
Section 6.06. Severability. If any provision of this Agreement is held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement, and this Agreement shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein; provided, that the Parties shall negotiate in good faith to replace any such provision with a valid, legal, and enforceable provision that, to the extent possible, achieves the original intent of the Parties.
Section 6.07. Notices. All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given (a) when delivered personally, (b) on the next business day when sent by overnight courier service (with proof of delivery), (c) on the date sent by email (with confirmation of transmission) if sent during normal business hours of the recipient (and otherwise on the next business day), or (d) on the third business day after deposit in the United States mail (postage prepaid, certified or registered, with return receipt requested), in each case addressed as follows:
If to the Company:
Innventure, Inc.
6900 Tavistock Lakes Blvd., Suite 400
Orlando, FL 32827
Attn: General Counsel
Email: legalnotices@innventure.com

If to the Undersigned: at the address set forth below his signature or, in each case, to such other address as either Party may from time to time designate in a written notice to the other Party.
Section 6.08. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by electronic transmission (including by .pdf or any electronic signature complying with the U.S. federal ESIGN Act) shall be effective as delivery of a manually executed counterpart of this Agreement.
Section 6.09. Assignment. This Agreement shall not be assignable by the Undersigned without the prior written consent of the Company. The Company may assign this Agreement without the consent of the Undersigned to any successor (whether by merger, consolidation, purchase of assets, or otherwise) to all or substantially all of the business or assets of the Company.
Section 6.10. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective heirs, executors, administrators, legal representatives, successors, and permitted assigns.
Section 6.11. Further Assurances. Each Party shall execute and deliver such additional documents, instruments, and agreements and take such further actions as may be reasonably necessary to effectuate the purposes of this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties have executed this Forfeiture Agreement as of the date first written above.

INNVENTURE, INC.

By: ________________________________________
Name:
Title:

UNDERSIGNED

________________________________________
[Name]

Subject Shares: _____ shares of Innventure, Inc. Common Stock

Address:
________________________________________
________________________________________